SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: January 3, 2001



                         COMMISSION FILE NUMBER 0-14703


                                NBT BANCORP INC.
             (Exact Name of Registrant as Specified in its Charter)

                               DELAWARE 16-1268674
          (State of Incorporation) (I.R.S. Employer Identification No.)

                  52 SOUTH BROAD STREET NORWICH, NEW YORK 13815
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (607)-337-2265

                                       N/A
          (Former Name or Former Address, If changed since last Report)





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Item 5 - Other Events

We attached the registrants press release of January 2, 2001.


Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

                (a) Not Applicable.

                (b) Not Applicable.

                (c) Exhibits.

         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number                Description
-------               -----------

99.1         NBT Bancorp Inc. press release dated January 2, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized, this 3rd day of January, 2001.



                                NBT BANCORP INC.



                              /s/ Michael J. Chewens
                   By: ______________________________________
                                Michael J. Chewens
                             Executive Vice President


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